Exhibit 99.1

NEWS RELEASE For immediate release Laura Clark 904 598 7831 LauraClark@RegencyCenters.com

Regency Centers Prices $600 Million of Senior Unsecured Notes

JACKSONVILLE, FL (May 11, 2020) – Regency Centers Corporation (“Regency” or the “Company”) (NASDAQ:REG) announced today that its operating partnership, Regency Centers, L.P., priced a public offering of $600 million 3.70% notes due 2030 (the “Notes”). The Notes are due June 15, 2030 and were priced at 99.805%. Interest on the Notes is payable semiannually on June 15 and December 15 of each year, with the first payment on December 15, 2020.

The Company intends to use the net proceeds of the offering to increase liquidity, reduce the outstanding balance on its line of credit, and for general corporate purposes, which may include the future repayment of a portion of its outstanding debt. Settlement of the offering is subject to the satisfaction of customary closing conditions and is expected to occur on May 13, 2020.

Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, SunTrust Robinson Humphrey, Inc., and U.S. Bancorp Investments, Inc. are acting as the joint book-running managers. PNC Capital Markets LLC and Regions Securities LLC are acting as senior co-managers. BMO Capital Markets Corp., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, Comerica Securities, Inc., Scotia Capital (USA) Inc., and Roberts & Ryan Investments, Inc. are acting as co-managers.

This offering will be made under Regency Centers, L.P.’s and the Company’s effective shelf registration statement filed with the Securities and Exchange Commission and only by means of a prospectus supplement and accompanying prospectus meeting the requirements of Section 10 of the Securities Act of 1933. Copies of these documents may be obtained by contacting the underwriters at (i) Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attention: WFS Customer Service, toll-free: (800) 645-3751 or email: wfscustomerservice@wellsfargo.com; (ii) BofA Securities, Attn: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001 or email: dg.prospectus_requests@bofa.com; (iii) J.P. Morgan Securities LLC, 383 Madison Ave., New York, NY 10179, Attention: Investment Grade Syndicate Desk, telephone: (212) 834-4533. Alternatively, you may request copies of these documents without charge from the SEC by visiting www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Regency Centers Corporation (NASDAQ: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

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Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law.